Exhibit 99.1

Herbalife Provides Preliminary Q1 2026 Results:
Net Sales Above Guidance, Adjusted EBITDA1 Expected At or Above High End of Guidance; Provides Update on Senior Secured Debt Refinancing Plans

LOS ANGELES, April 14, 2026 – Herbalife Ltd. (NYSE: HLF), a premier health and wellness company, community and platform, today announced preliminary first quarter 2026 results. The Company expects:

●	Net sales growth of 7.5% to 8.0% year-over-year, exceeding the high end of previously issued first quarter guidance

●	Net sales growth on a constant currency basis[2] of 5.0% to 5.5% year-over-year, above the high end of previously issued first quarter guidance; and

●	Adjusted EBITDA¹ on a reported basis at or above the high end of previously issued first quarter guidance

First quarter 2026 guidance for each metric was previously issued on February 18, 2026.

The Company’s first quarter net sales outperformance was driven by Asia Pacific, led by estimated record quarterly net sales in India. Preliminary results indicate Asia Pacific, Latin America and Mexico each delivered year-over-year net sales growth on both a reported and constant currency basis². EMEA is expected to report a slight year-over-year net sales increase on a reported basis, driven by foreign exchange tailwinds, while declining on a constant currency basis². North America and China are each expected to report year-over-year net sales declines on both a reported and constant currency basis². In North America, net sales were negatively impacted by a combination of unusually severe weather conditions in January and February and elevated levels of shipments in transit at quarter-end with the related revenue recognition deferred to the subsequent quarter. Excluding these factors, North America net sales would have been slightly up year-over-year on both a reported and constant currency basis2.

Herbalife also provided an update on its previously announced plans to refinance its senior secured debt. The Company is now targeting $1,450 million of secured financing, which is expected to include a $425 million revolving credit facility, a $225 million Term Loan A and $800 million of other secured debt. The refinancing is expected to extend the maturity profile of the Company’s senior secured debt.

“Our preliminary first quarter 2026 results reflect net sales growth above the high end of our prior guidance range,” said Chief Financial Officer John DeSimone. “We remain committed to completing a successful refinancing that extends our maturity profile and aligns with our pricing objectives.”

[1]	Non-GAAP Measure. Refer to Schedule A – “Non-GAAP Financial Measures” for a discussion of why the Company believes this non-GAAP measure is useful.
[2]	Non-GAAP Measure. Refer to Schedule A – “Non-GAAP Financial Measures” for a discussion of why the Company believes adjusting for the effects of foreign exchange is useful.

The preliminary estimated select unaudited financial information described above are estimates derived from our internal financial records, constitute forward-looking statements and are based on the information available to the Company as of the date of this release and are subject to the completion of the Company’s customary financial and other closing procedures. Accordingly, the Company’s final reported results for the first quarter of 2026 may differ materially from these preliminary expectations. Factors that could cause actual results to differ include the discovery of new or additional information that impacts accounting estimates, management’s judgment or valuation methodologies underlying these estimated results, and the preparation of its unaudited condensed consolidated financial statements. This preliminary estimated financial information should not be viewed as a substitute for our full interim financial statements and is not necessarily indicative of any future period or performance, and accordingly, you should not place undue reliance on this preliminary estimated financial information.

Herbalife will release its first quarter 2026 financial results after the close of trading on the New York Stock Exchange on Wednesday, May 6, 2026 and will host an audio webcast and conference call the same day at 5:30 p.m. ET (2:30 p.m. PT) to discuss the Company’s financial results.

The terms of the proposed refinancing transactions will be disclosed upon any completion of the transactions. The proposed refinancings will be subject to customary closing conditions and there can be no assurance that the allocations among the debt instruments will not change, or that any of the refinancings will occur successfully, or at all.

About Herbalife Ltd.

Herbalife (NYSE: HLF) is a premier health and wellness company, community and platform that has been changing people's lives with great nutrition products and a business opportunity for its independent distributors since 1980. The Company offers science-backed products to consumers in more than 90 markets through entrepreneurial distributors who provide one-on-one coaching and a supportive community that inspires their customers to embrace a healthier, more active lifestyle to live their best life.

For more information, visit https://ir.herbalife.com/.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objectives of management, including for future operations, capital expenditures, or share repurchases; any statements concerning proposed new products, services, or developments; any statements regarding future economic conditions or performance; any statements of belief or expectation; and any statements of assumptions underlying any of the foregoing or other future events. Forward-looking statements may include, among others, the words “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” “anticipate” or any other similar words.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results or outcomes could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, many of which are beyond our control. Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in or implied by our forward-looking statements include the following:

●	the potential impacts of current global economic conditions, including inflation, unfavorable foreign exchange rate fluctuations, and tariffs or retaliatory tariffs, on us; our Members, customers, and supply chain; and the world economy;

●	our ability to attract and retain Members;

●	our relationship with, and our ability to influence the actions of, our Members;

●	our noncompliance with, or improper action by our employees or Members in violation of, applicable U.S. and foreign laws, rules, and regulations;

●	adverse publicity associated with our Company or the direct-selling industry, including our ability to comfort the marketplace and regulators regarding our compliance with applicable laws;

●	changing consumer preferences and demands and evolving industry standards, including with respect to climate change, sustainability, and other environmental, social, and governance matters;

●	the competitive nature of our business and industry;

●	legal and regulatory matters, including regulatory actions concerning, or legal challenges to, our products or network marketing program and product liability claims;

●	the Consent Order entered into with the Federal Trade Commission, or FTC, the effects thereof and any failure to comply therewith;

●	risks associated with operating internationally and in China;

●	our ability to execute our growth and other strategic initiatives (such as restructuring efforts, increased market penetration in existing markets, and personalized product and related technology initiatives);

●	the effectiveness and acceptance of new technology-driven initiatives;

●	any material disruption to our business caused by natural disasters, other catastrophic events, acts of war or terrorism, including the wars in Ukraine and the Middle East, cybersecurity incidents, pandemics, and/or other acts by third parties;

●	our ability to adequately source ingredients, packaging materials, and other raw materials and manufacture and distribute our products;

●	our reliance on our information technology infrastructure, and our ability to successfully develop, deploy, and integrate artificial intelligence into our business;

●	noncompliance by us or our Members with any privacy, artificial intelligence and data protection laws, rules, or regulations or any security breach involving the misappropriation, loss, or other unauthorized use or disclosure of confidential information;

●	contractual limitations on our ability to expand or change our direct-selling business model;

●	the sufficiency of our trademarks and other intellectual property;

●	product concentration;

●	our reliance upon, or the loss or departure of any member of, our senior management team;

●	our ability to integrate and capitalize on acquisition transactions;

●	restrictions imposed by covenants in the agreements governing our indebtedness;

●	risks related to our convertible notes;

●	changes in, and uncertainties relating to, the application of transfer pricing, income tax, customs duties, value added taxes, and other tax laws, treaties, and regulations, or their interpretation;

●	our incorporation under the laws of the Cayman Islands; and

●	share price volatility related to, among other things, speculative trading and certain traders shorting our common shares.

Additional factors and uncertainties that could cause actual results or outcomes to differ materially from our forward-looking statements are set forth in the Company's filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission on February 18, 2026, including under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in our Consolidated Financial Statements and the related Notes included therein. In addition, historical, current, and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future.

Forward-looking statements made in this release speak only as of the date hereof. We do not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Media Contact:

Miguel Lopez-Najera

Director, Global Corporate Communications

miguellope@herbalife.com

Investor Contact:

Erin Banyas
Vice President, Head of Investor Relations

erinba@herbalife.com

Supplemental Information

SCHEDULE A: NON-GAAP FINANCIAL MEASURES

Adjusted EBITDA

The Company has included in this release adjusted EBITDA, a performance measure that the Securities and Exchange Commission defines as a “non-GAAP financial measure.” Adjusted EBITDA is calculated as net income attributable to Herbalife excluding the impact of certain unusual or non-recurring items such as expenses related to restructuring initiatives, expenses related to the digital technology program, gains or losses from sale of property, gains or losses from extinguishment of debt and certain tax expenses and benefits.

Management believes that such non-GAAP performance measure, when read in conjunction with the Company’s reported results, calculated in accordance with U.S. GAAP, can provide useful supplemental information for investors because it facilitates a period to period comparative assessment of the Company’s operating performance relative to its performance based on reported results under U.S. GAAP, while isolating the effects of some items that vary from period to period without any correlation to core operating performance and eliminate certain charges that management believes do not reflect the Company’s operations and underlying operational performance.

The Company’s definition and calculation of adjusted EBITDA may not be comparable to similarly titled measure used by other companies because other companies may not calculate it in the same manner as the Company does and should not be viewed in isolation from, nor as an alternative to, net income attributable to Herbalife calculated in accordance with U.S. GAAP.

Currency Fluctuation

The Company’s international operations have provided and will continue to provide a significant portion of its total net sales. As a result, total net sales will continue to be affected by fluctuations in the U.S. dollar against foreign currencies. In order to provide a framework for assessing how the Company’s underlying businesses performed excluding the effect of foreign currency fluctuations, in addition to comparing the percent change in net sales from one period to another in U.S. dollars, the Company also compares the percent change in net sales from one period to another period using “net sales in local currency.” Net sales in local currency is not a measure presented in accordance with U.S. GAAP. Net sales in local currency removes from net sales in U.S. dollars the impact of changes in exchange rates between the U.S. dollar and the local currencies of the Company’s foreign subsidiaries, by translating the current period net sales into U.S. dollars using the same foreign currency exchange rates that were used to translate the net sales for the previous comparable period. The Company believes presenting net sales in local currency is useful to investors because it allows a meaningful comparison of net sales of its foreign operations from period to period. However, net sales in local currency should not be considered in isolation or as an alternative to net sales in U.S. dollar measures that reflect current period exchange rates, or to net sales calculated and presented in accordance with U.S. GAAP.

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